SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2002

CREDIT AND ASSET REPACKAGING VEHICLE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-64594 (Commission File Number)	13-4182182 (IRS Employer Identification No.)

85 Broad Street, New York, New York (Address of Principal Executive Offices)		10004 (Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

Item 5.   Other Events.

             On May 3, 2002, Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust JPM Capital Trust I Series 2002-2, a New York common law trust formed under the Trust Agreement, dated as of May 3, 2002, between Credit and Asset Repackaging Vehicle Corporation, as depositor (the “Depositor”), and Wells Fargo Bank Minnesota, National Association, as trustee, issued 2,551,091 Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust JPM Capital Trust I Certificates Series 2002-2 (the “Certificates”) in a public offering registered under the Securities Act of 1933, as amended (Registration Statement on Form S-3 (the “Registration Statement”), File No. 333-64594, filed by the Depositor with the Securities and Exchange Commission).

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

             The following exhibits are filed herewith:

Exhibit Number	Description

1.1	Amended and Restated Underwriting Agreement (incorporated herein by reference to Exhibit 1.1 to Form 8-K filed by the Depositor with the Securities and Exchange Commission on December 3, 2001)
1.2	Pricing Agreement dated April 19, 2002
4.1	Trust Agreement (not including the Standard Terms for Trust Agreements included therein, which are incorporated herein by reference to Exhibit 4.1 to the Registration Statement)
8.1	Opinion of Sullivan & Cromwell with respect to Tax Matters
10.1	ISDA Master Agreement and Schedule (incorporated herein by reference to Exhibit 10.1 to the Registration Statement)
10.2	Confirmation under the ISDA Master Agreement for the Par Value Swap Transaction (included in Exhibit 4.1, as Exhibit A to Schedule III thereto)
10.3	Guarantee with respect to the ISDA Master Agreement
23.1	Consent of Sullivan & Cromwell (included in Exhibit 8.1)
25.1	Statement of Eligibility of Trustee

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SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT AND ASSET REPACKAGING VEHICLE CORPORATION

Date: May 3, 2002	By:	/s/ Ram Sundaram

	Name: Title:	Ram Sundaram President

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